Exhibit 31.4

CERTIFICATION BY THE

CHIEF FINANCIAL OFFICER PURSUANT TO

17 CFR 240.13a-14(a)/15d-14(a),

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph J. Lombardi, certify that:

1.	I have reviewed this report on Form 10-K/A of Barnes & Noble, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 26, 2011

By:	/s/ Joseph J. Lombardi
Joseph J. Lombardi
Chief Financial Officer Barnes & Noble, Inc.